EXHIBIT 23.2
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                      CONSENT OF KIRKPATRICK & LOCKHART LLP


         We hereby consent to the filing of this notice as an Exhibit to the Registration Statement, as amended, on Form SB-2, file reference 333-85154, and to the reference to Kirkpatrick & Lockhart LLP in the Prospectus constituting a part thereof in connection with the matters referred to under the caption "Legal Matters."



KIRKPATRICK & LOCKHART LLP
May 14, 2004